                        ROYAL BODYCARE MEMBER AGREEMENT

AGREEMENT between the above-named Applicant (hereafter APPLICANT) and the ROYAL BODYCARE, INC. (thereafter COMPANY) effective under the terms and conditions below:

1. APPLICANT hereby applies for authorization as a Member in COMPANY'S independent Member program and certifies that Applicant is of legal age in the state in which Applicant resides. For a period of 30 days from the mailing of this Application, or until such time as COMPANY notifies APPLICANT of this Application's acceptance or rejection. APPLICANT is provisionally authorized as a Member and granted the rights to sell company products. COMPANY reserves the right to accept or reject any application for any reason.

2. Upon acceptance as a Member by COMPANY, APPLICANT is authorized as a Member for a period of 12 months. There is no annual renewal fee, however, if you do not order product from COMPANY for a period of 12 months, you will be automatically removed from active Member status and you must reapply if you wish to rejoin COMPANY.

3. APPLICANT has read, understands, and agrees to be bound by the terms of this Agreement which includes all rules, policies, procedures and compensation programs of COMPANY as set forth in official COMPANY literature, which are hereby incorporated and made part of this Agreement in their current form and as they may be amended through COMPANY'S official amendment process.

4. APPLICANT is an independent contractor under the terms of this Agreement, and not an agent, employee or legal representative of his/her sponsor or COMPANY, and will in no way represent him/herself as such. APPLICANT will not be treated as an employee in regard to any laws covering employees, including but not limited to the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, income tax withholding at source, or for any federal or state tax laws.

5. Applicant will not produce, promote, or use materials of any kind describing COMPANY's names, programs, products, and trademarked, copyrighted or otherwise protected materials if such materials are not obtained from or approved of in writing by COMPANY.

6. APPLICANT will explain COMPANY's programs honestly and completely when presenting them to others. APPLICANT understands and will make clear in any presentation the following: that no amount of earnings are guaranteed by COMPANY or its programs; no Member will earn money solely for sponsoring; no specific amount of product must be purchased at any level; retail selling is a requirement and that there are no exclusive territories for Members in the program, and Applicant certifies that none of the preceding claims or representations have been made to Applicant. Neither the execution nor acceptance of this Agreement constitutes the sale of a security or a franchise.

7. APPLICANT is responsible for all of his/her own income, sales, social security, unemployment, and any other taxes, licenses, and fees of any kind.

8. APPLICANT must offer all of its retail customers a full money-back guarantee of all products. As a Member, APPLICANT has the responsibility to refund the purchase price of any product that fails to fully satisfy any of your own retail customers within 30 days of purchase. If this happens the COMPANY will promptly replace any products returned to APPLICANT upon receipt by COMPANY of the completed Consumer Product Return Form and the returned product.

9. Any sale of assignment of this Member Agreement must be approved of in writing by COMPANY. Successors in interest of assigns must comply with all program requirements.

10. APPLICANT certifies purchase of COMPANY's official Member kit as evidenced by the proof of purchase seal affixed hereto, or the current cost of kit which is included with this application. (kit to be sent to APPLICANT by COMPANY).

11. The signature(s) on this Agreement agree(s) that he/she/they is/are authorized to bind APPLICANT.

12. Venue and jurisdiction for any action pertaining to this Agreement of any disagreement or claim between the parties hereto shall be in the State of Texas. This Agreement shall be governed by the laws of the State of Texas. Applicant understands and agrees that except as set forth in the Policies and Procedures, all claims and disputes relating to this Agreement, the rights and obligations of the parties or any other claims or causes of actions relating to the performance of either party under this Agreement and/or Applicant's purchase of products shall be settled totally and finally by arbitration in the City of Dallas, State of Texas in accordance with the Federal Arbitration Act and the Commercial Rules of the American Arbitration Association. This Agreement is performable in Dallas County, Texas.

13. Any and all costs, including attorney's fees, incurred by COMPANY as a result of any violation of this Agreement of any other dispute between the parties hereto shall be borne by APPLICANT. In the event that this Agreement at any time, for any reason is determined to be voided or superceded, the provisions of this paragraph shall survive.

14. THE APPLICANT SHALL BE ENTITLED TO CANCEL PARTICIPATION IN THE MARKETING PROGRAM AT ANY TIME AND FOR ANY REASON UPON NOTICE TO THE COMPANY. UPON NOTIFICATION OF CANCELLATION OR TERMINATION, THE COMPANY WILL REPURCHASE INVENTORY IN ACCORDANCE WITH ITS POLICIES AS STATED IN THE COMPANY'S POLICIES AND PROCEDURES.

15.  The COMPANY reserves the right to terminate any Membership for cause.

16. No purchase or investment is necessary to become a COMPANY Member other than the purchase of the Member kit which is sold "at COMPANY cost". The Member kit is mandatory except in those states where prohibited by law.

17. This Agreement constitutes the entire agreement between the APPLICANT and the COMPANY and no other additional promises, representations, guarantees or agreements of any kind shall be valid unless in writing. APPLICANT agrees to indemnify and hold the COMPANY harmless against any claim, costs, damages, losses, liabilities and expenses (including attorney's fees) arising from or connected with, directly, any breach of this Agreement, the Policies and Procedures or other conduct by APPLICANT, APPLICANT's agent or employee.

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BY RETURNING THIS SIGNED FORM (REVERSE) TO ROYAL BODYCARE, I INDICATE THAT I
HAVE READ, UNDERSTOOD AND WILLINGLY ACCEPT THE TERMS AND CONDITIONS OF THIS AGREEMENT.

MEMBER POLICIES

     Royal BodyCare has established the following policies and procedures to help guide the efficient and ethical operation of an RBC home based business.

CODE OF ETHICS

Royal BodyCare Members agree to conduct their business in an ethical and professional manner at all times. They will encourage all members in their sales organizations to abide by the letter and spirit of this code.

BECOMING A MEMBER

An applicant accepted into the Royal BodyCare (also referred to as RBC or the Company) business is called a "Member." Any person having reached the legal age in the state in which he or she resides is eligible to become an RBC Member. Certain requirements must first be met:

     1. The applicant's completed original Member Application and Agreement Form has been received and approved by the RBC Home Office. Faxes or photocopies will be accepted. A signed Member Application and Agreement Form must be received at the RBC Home Office within seven days of becoming a Member. If a signed Member Application and Agreement Form is not received within seven days, RBC reserves the right to terminate the membership. It is the responsibility of the sponsoring Member to cause delivery to the Company of a completed and signed Member Application and Agreement Form if the sponsor is to expect recognition as the official sponsoring Member.

     2. The Application must be accompanied by the purchase of a new Member's Kit. The purchase price is not a service or franchise fee; it is for the purpose of providing educational and business materials required for an independent Member of RBC. No product purchase by the Member is required. RBC reserves the right to refuse any Member Application and Agreement Form and to accept or reject anyone as a Member.

MEMBER AS INDEPENDENT CONTRACTOR

The Member is an independent contractor and is not an agent of, or authorized in any way to represent, the Company. All expenses incurred by the Member including taxes and insurance are the Member's sole responsibility.

MEMBER RIGHTS

Members are authorized to sell RBC products and services, participate in the Compensation Plan, and sponsor new Members into the RBC business anywhere within the United States and the other countries in which the Company does business.

INTERNATIONAL SPONSORING

One of the benefits of becoming an RBC Member is the ability to sponsor Members in foreign countries and earn bonuses based on the activity of the Directors in the designated foreign countries. To be eligible for Downline bonuses, you must be a Director in your home country and have signed an International Member Sponsoring Agreement and have paid the applicable fee. Once you are eligible to earn Director Override bonuses on your Downline in a foreign country, your earnings will be based on the Compensation Plan in the foreign country as long as you have qualified your membership in your personal home country. Please note that foreign countries have their own rules on taxation, including withholding requirements. You will need to inquire about how this is handled for each country in which you are registered.

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                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

SOCIAL SECURITY NUMBER

All Members are required by federal law to obtain a social security number or a federal business ID number. All Members must also have one on file at the RBC Home Office.

SALES AND USE TAXES

RBC products, promotional materials, and shipping charges are subject to various sales and use taxes by local, county and state government agencies in the locations in which the Member does business. RBC will collect and pay these taxes where applicable for each Member if the Member does not have a resale tax certificate or equivalent certificate showing tax exempt status on file at the RBC Home Office. This service will be provided free of charge to the Member. When a copy of the tax exempt certificate is on file at RBC, the Member will no longer be charged sales tax on product ordered from RBC, however the Member will be solely liable for payment of all applicable sales taxes to the respective government agencies. Each Member is responsible for knowing the laws and regulations of conducting business in his or her state and is liable for failure to comply.

INCOME TAXES

All Members are responsible for paying local, state and federal taxes due on earnings from commissions or any other earnings generated as a seller of RBC products. At the end of each calendar year, RBC will issue IRS Form 1099 as required by federal statutes governing the United States. RBC is not required to issue 1099s to corporations.

LEGAL COMPLIANCE

Every Member shall comply with all federal, state and local statutes and regulations relating to the operation of his or her business. Failure to do so could result in the termination of the membership.

ANNUAL RENEWAL OF MEMBERSHIP

You may enjoy your membership status for a period of 12 months from the month your Member Application and Agreement Form was accepted by us. There is no annual renewal fee, however, if you do not order products from RBC for a period of 12 months, then you will automatically be removed from active status in the computer, and you must reapply if you desire to rejoin RBC.

     Within the first six months of termination, any Member removed from the Company for failure to renew their annual membership, may sign up again as an RBC Member by signing under their original Sponsor or with the first upline Member in their organization--in the event that their sponsor is no longer an RBC Member. By re-signing, they start anew as a Member with no downline organization.

     Six months after your Membership has been terminated, you have the option of sponsoring under anyone as a new Member.

SINGLE MEMBERSHIP

You may have only one membership in RBC. You may neither own any other RBC membership, either individually or jointly, nor may you participate as a partner, owner, stockholder, trustee, director or association member in another RBC membership without written consent from RBC. However, a membership may be owned by more than one individual.

     Only one membership is allowed for married couples and their dependent children.

     If two RBC Members have been independently operating their RBC businesses and decide to marry each other, then they have several options:

A. If their memberships are in separate downline organizations, they have the option of:

     1) resigning one membership and merging it into the other, or

     2) operating their businesses separately.

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(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

B. If their memberships are in the same downline organization they have the option of:

     1) merging their two memberships into the higher Membership in the sponsorship chain, or

     2) operating their businesses separately. In order to operate their business separately, they must get the written approval of their three upline Directors.

     When a couple sharing a membership divorces or separates, RBC will continue to pay bonus checks as before the divorce or separation until it receives written notice signed and notarized by both parties, specifying how future bonus checks are to be paid.

CORPORATIONS AND PARTNERSHIPS

Corporations and partnerships may become RBC Members by submitting a Member Application and Agreement Form which contains their federal business ID number and is signed by its president or managing partner. RBC will recognize up to two members of the corporation or partnerships as its representatives.

     RBC will not recognize limited partnerships or corporations where private or undisclosed investors are involved. When writing the company name, please limit the number of characters to 21 (including letters, slashes and spaces).

     RBC will recognize the dissolution of a partnership or corporation upon the receipt of a signed, notarized agreement by all interested parties or upon the receipt of a court order.

PAYMENT OF COMMISSIONS, REBATES, AND BONUSES

A. Monthly Bonuses are typically mailed out on the 14th of the following month or on the first business day thereafter.

B.   You must report any discrepancies within fifteen (15) days.

C. Account Maintenance Fee. Only Members with earnings will be assessed a fee, and that fee will never be more than 10% of the check amount. The rate chart is as follows:

RANK AT BEGINNING OF THE MONTH                    FEE
DIRECTOR & BELOW                                  $ 1
SILVER DIRECTOR                                   $ 2
GOLD DIRECTOR                                     $ 4
EMERALD DIRECTOR                                  $ 6
DIAMOND DIRECTOR                                  $ 8
CROWN DIRECTOR                                    $10

CONFIDENTIAL INFORMATION

During the term of the Agreement, RBC may supply confidential information to you, including, but not limited to, customer or Member lists, business reports, financial, manufacturing or supplier information, product formulas, commissions or sales reports or other information which RBC may designate as confidential. You have acknowledged that upon receipt of such information that the information is proprietary and confidential to RBC and was transmitted to you in strictest confidence. You will keep the information confidential and shall not disclose, publish, sell or license such information to any third party, directly or indirectly, nor will you use the information to compete with RBC directly or indirectly. Upon expiration, non renewal or termination of the Agreement, you will promptly return to RBC all such confidential information. This covenant shall survive expiration or termination of the Agreement.

     RBC's business relationships with its manufacturers and suppliers are confidential. You shall not contact, directly or indirectly, or communicate with any representative of any RBC supplier or manufacturer except at an RBC-sponsored event at which the representative is present at the request of RBC.

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                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

ENFORCEMENT OF RULES

Members aware of the other members violating any of the Policies and Procedures should inform the members of the violation and the reason for the rule. Most violations are due to a lack of information. If the Member continues to violate the rule, then the Home Office should be notified. Any disciplinary decision by the Home Office will be final.

AMENDMENTS TO POLICIES & PROCEDURES

The Company reserves the right to amend or modify these Policies & Procedures, the Compensation Plan and the Member Application and Agreement from time to time, upon notice to the member, and the member agrees to abide by all such amendments or modifications may appear in the Winner's Word or in other publications of the Company.

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A WELL-TRAINED AND WELL-SERVICED DOWNLINE IS THE FOUNDATION OF YOUR BUSINESS.
IT IS THE DIFFERENCE BETWEEN REALIZING YOUR GOALS AND WONDERING WHY YOU ARE NOT ACHIEVING WHAT YOU HAD HOPED FOR.

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RESPONSIBILITIES OF SPONSORS

Becoming an RBC member entitles you to sponsor other Members. Sponsors are responsible for:

A. Providing leadership to their members. It is important to introduce your members to the RBC products, Compensation Plan, and Policies & Procedures. Concentrate on what they need to know to complete a sale and to properly fill out order forms. Take your new Members on a few calls so they can see how you handle prospects and deal with customers. Stay in close contact with all your new Members to make sure that your training is effective.

B. Conducting periodic product and sales meetings to train and motivate your Members. You should give the meetings yourself or have another active Member conduct the meetings. Members that are not located in as area where there are enough Members to warrant holding a meeting should be trained by frequent mail and telephone contact.

C.   Training, motivating and supplying product to your Members.

D.   Keeping accurate sponsorship and business records.

E. Understanding Company policies. Sponsors must stay informed of any new Company policies and review these with their Members to make sure they understand them. A well-trained and well-serviced downline organization is the foundation of your business. It is the difference between realizing your goals and wondering why you are not achieving what you had hoped for. Training and servicing your downline Members are such vital responsibilities that not meeting these obligations, either personally or by making adequate alternative arrangements, can result in the loss of a membership.
          If you are unable to train your members, you should make arrangements with your upline Sponsor or some other active Member to do the training and support work in consideration for a portion of your monthly bonus check.


SPONSORING OTHER MEMBERS

If several Members contact the same person, the Member who the prospective Member first chooses to sponsor under will be deemed the Sponsor. The company reserves the right to settle all disputes and its decision will be final.

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(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

     TRANSFERRING SPONSORS

     RBC does not encourage the policy of Member transfers because it can lead to a weakening of the network marketing structure.

          Transfers will generally be approved in three circumstances only:

     1) In the case of unethical sponsoring by the original sponsor. In such cases, the Company will be the final authority.

     2)   With the written approval of upline sponsors and the Home Office:

NEW MEMBERS (1ST 60 DAYS)

Sponsors may transfer a new Member to any Member in his or her downline organization as long as the Member being transferred has been an RBC Member for 60 days or less.

MEMBER RANKS

The transfer of a Member who has not yet achieved Director rank and has been an RBC Member for more than 60 days requires the written approval of all sponsors who are directly upline of the transferring Member up to and including the 1st upline Director.

DIRECTOR RANKS

The transfer of a Member who has attained the rank of Director requires the written approval of the six upline Directors. If the Member or Director is also requesting the transfer of his or her downline, then they must list the names of the Members they wish to transfer.

     3) Resigning from the Company entirely and waiting six months to reapply under a new sponsor.

     All transfers are subject to the approval of the Home Office. To complete a transfer, a copy of a signed transfer agreement, including requisite approvals must be sent to the Home Office together with a $25.00 processing fee.

VOLUNTARY TERMINATION

The Independent Member Application and Agreement may be canceled at any time and for any reason by a Member who notifies the Company in writing of the election to cancel.

If the independent Member purchased products for inventory purposes or mandatory sales aids while his or her Member Application and Agreement was in effect, all products in his or her possession in a resalable condition purchased within 12 months of cancellation is eligible to be repurchased. The repurchase will be at a price not less than ninety percent of the original net cost to the participant returning such goods, taking into account any sales made by or through the Member prior to notification to the Company of the election to cancel. Also see "Commission Adjustments."

INVOLUNTARY TERMINATION AND APPEAL PROCEDURES

RBC may, at its sole discretion, terminate one's membership at any time upon the occurance of any of the following events:

     1) If a Member breaches any term or condition of this Agreement or performs any illegal or unethical act.

     2) Any conduct by a Member which, in the sole opinion of RBC, is determined to damage the business or reputation of RBC, its Members, its products or its programs.

     3) If a Member solicits or attempts to sponsor RBC Members into another network marketing, MLM, or direct sales program.

In the event of a membership termination, the following procedures will be followed:

A. In the event that good cause exists for termination, the Home Office will inform the Member by Registered Mail that the membership is immediately terminated.

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                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

B. The Member will have ten days from the mailing date of the letter to appeal the termination in writing. Unless the Member replies to the Home Office within this time period, the termination will be deemed final.

C. Upon timely appeal of the termination, the Home Office will review the matter and determine the appropriate action, and the decision of the Home Office will be final.

D. In the event of termination, the Member's downline will automatically close up. The new Sponsor will then be notified by the Home Office to contact all of his or her new first level Members. In the event that a Member resigns or is terminated, they will not be entitled to any compensation from the Company. In cases where a termination is disputed, the Company may, at its option, hold all past, current and future monies in a reserve fund until the dispute is settled.

SALE OF A MEMBERSHIP

RBC Members in good standing are eligible to purchase another RBC membership.
    Potential buyers must be at the same or higher rank as the seller. Any such sales are subject to the written approval of the Sponsor, the three upline Directors, and the Home Office. The membership must first be offered, in writing, to the three Directors upline starting with the Sponsor Director. If each of these persons declines the offer, then the Member may offer the membership for sale to the other RBC Members under the identical terms and conditions. The selling Member shall not be eligible to sign up again as a Member until six months after the date of the sale.

PURCHASE AND SALE OF PRODUCTS

RETAIL SALES

One of the keys to success in your business is retail sales. With every purchase you will be asked to certify that you have sold or consumed at least 70% of all products previously purchased. To qualify to receive Commissions and Bonuses on the sale of products, you must make at least four different, verifiable retail customer sales each calendar month. It is vital that every Member continue to make retail sales to insure the health of their business.

STOCKING MERCHANDISE

Members should maintain an adequate stock of product with which to supply customers. We recommend that you only stock the amount of merchandise you could easily sell within 60 days.

     No Sponsor shall engage in the practice of "inventory loading" or "closet filling" that is, inducing or requiring any Member to purchase more product than they can easily sell in two months.

INVENTORY REQUIREMENTS

Independent Members have no inventory requirements.

SELLING NON-RBC PRODUCTS

No Member may solicit any RBC Member whom he has not personally sponsored to buy products which are not RBC products.

RBC PRODUCT PURITY & QUALITY GUARANTEE

RBC is dedicated to providing you the highest quality products available. We test our products for purity and quality in our in-house Quality Control laboratory at our World Headquarters in Irving, Texas. We offer a 100% guarantee on the quality and purity of our products. However, since the performance of a product may vary from person to person, RBC cannot guarantee results.

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(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

This guarantee applies only to products that have not been damaged due to misuse, discontinued or outdated. This guarantee does not apply to any product, which carries its own product warranty.

HANDLING CUSTOMER PRODUCT PROBLEMS

If a customer is unhappy with a product and would like to return it, please follow the procedure below.

1. Determine that the product was used for a reasonable amount of time.

2. Ask enough questions to determine why the customer feels dissatisfied with the product. Example: How much did you take? When did you take the product? Have you taken the product consistently? etc.

3. Attempt to re-educate the customer on the correct use of the product as determined by your questioning.

4. If you fail to reeducate the customer, you should then offer to give them credit for the full amount paid toward another product that may suit them better. Offer suggestions.

5. If you have been unable to convince them to try another product, you should then refund their money promptly.

6. If you have been successful in reselling your customer on this product or another product, then be sure to follow up with them and show you care.

MONEY BACK GUARANTEE FOR RETAIL AND PREFERRED CUSTOMERS

If a retail customer or RBC Preferred Customer is dissatisfied with any RBC product for any reason, he or she may return that product to the Member from whom it was purchased within 60 days for a replacement, an exchange or a full refund on the purchase price, excluding shipping charges. Every RBC Member is required to offer a 100% unconditional money-back product guarantee to all retail customers and RBC Preferred Customers. All RBC Members are responsible to honor this guarantee. RBC will replace the returned product if Customer Service receives the following items from the Member within fifteen (15) days of the return:

a) A pre-approved return authorization number obtained from Customer Service. Any item that is returned without authorization will be returned to sender.

b) A signed statement from the retail customer, including name, address and telephone number; and explanation of the return; and the receipt showing that the customer received a full refund from the RBC Member.

c) A copy of the original retail sales receipt, canceled check or credit card statement.

d) The unused portion of the product in its original container.

Failure by a Member to honor a legitimate refund request by a retail customer or Preferred Customer could result in termination of his or her membership.

BUYER'S RIGHT TO CANCEL

Federal law gives a buyer the right to cancel customer sales of $25 or more without penalty prior to midnight on the third business day after the transaction. If the consumer wishes to cancel, he or she must mail or deliver to the Member prior to midnight on the third business day after the transaction:

1. A valid notice of cancellation after ordering or purchasing product.

2. The product in the same substantially good and unused condition as received.

The consumer is then entitled to a full refund from the Member without penalty. When delivering product to customers, the Member is responsible for informing the consumer of the "Buyer's Right to Cancel". The Member must present the consumer with a complete legal notice in writing and obtain the buyer's signature thereon. (Copies of this notice are available from Customer Service.)

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                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

MEMBER'S RETURNS PROCEDURES

To return or exchange product for any reason, Members must follow the following steps:

a. Obtain a return authorization number from Customer Service within sixty (60) days of receipt of the product. Any product returned without prior authorization will be returned to the sender.

b. Print the return authorization number clearly on the outside of the package.

c. Enclose a letter stating the reason for the return.

d. Return the unused portion of the product to the Company. Exchange or refund will be given only on returned product, not on empty bottles or bottles that are not returned to the Company.

e. In the event of a Company error, Customer Service will issue a call tag to pick up the package at the Member's location at no expense to the Member.

MEMBER RETURNS FOR REFUND

         If a new RBC Member is dissatisfied with any RBC product for any reason, he or she may return that product to the Home Office for a refund on the purchase price, excluding shipping charges, as long as they do so within sixty
(60) days of signing up as a Member. Any rebates paid on the sale of this product to the purchasing Member will be deducted from the refund.

         A Member who has been an RBC Member for more than sixty (60) days cannot return his or her purchase for refund without potential termination of his or her Membership. See "Voluntary Termination".

MEMBER RETURNS FOR EXCHANGE

         A Member may exchange product for other product within sixty (60) days of the original purchase. The product being exchanged must be unopened and in reusable and resalable condition. RBC will not ship the exchange product until the returned product is received and inspected at the Home Office. The Member returning the product is responsible for the shipping charges to return the product to the Home Office. The Member will be charged a ten percent (10%) restocking fee on the returned product and a shipping and handling fee on the exchange product.

         RBC will not authorize replacement of any product previously certified as sold under the 70 percent rule, except as a customer return.

COMMISSION ADJUSTMENTS

RBC pays commissions on all products sold. However, RBC cannot pay commissions on products that are sold and subsequently returned for refund. Therefore, when a product return is approved for refund, RBC will charge back all commissions that were paid on the returned product to the upline Members who received the commissions on the original purchase.

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(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

ADVERTISING

ADVERTISING REGULATIONS

Only RBC supplied or approved advertising and literature can be used to promote the products and business plan. Any use of unauthorized advertising or literature may result in the termination of a membership.

MEDICAL CLAIMS

Members may not make any medical or therapeutic claims regarding RBC products, or display any reading materials discussing the medical effects of the products.

Share your personal experience and emphasize the nutritional benefits of the products. When sharing testimonials, it is important not to make claims that the product had a medical effect. If a customer has a medical problem, advise them to consult their physician before changing their diet.

RELABELING OR REPACKAGING OF PRODUCT

The relabeling or repackaging of any Company product is expressly prohibited.

TRADEMARKS

The names Royal BodyCare, GlobeNet, Pure Life, Kala Vita, Light Force and the name of all RBC products are the trademarks of Royal BodyCare, Inc. Only RBC is authorized to produce and market products and literature under these trademarks. Use of the RBC name on any item not produced by Royal BodyCare is prohibited.

         The company name, trademarks, or the name of corporate executives, Board of Directors, employees, or any other professionals who endorse RBC may not be used in any form, without prior written approval from the Company.

LITERATURE

Company literature may not be duplicated or reprinted without prior written permission from RBC. Members may order Company authorized business cards, letterhead, and stationary bearing the RBC name and logo. Samples of Company-approved business card listings are:

APPROVED:
Royal BodyCare
Independent Member
Joe Smith

NOT APPROVED:
Royal BodyCare-Dallas, or
Royal BodyCare-area office, or
Royal BodyCare-Distribution Company, or
Royal BodyCare-Service Center


ELECTRONIC MEDIA

Members are prohibited from using radio, television, or cable television advertising or public appearances to publicize RBC or its products except with the express written approval of RBC.

         Members may not produce for sale at any recorded Company events or speeches without express, prior written permission from RBC, nor may Members reproduce for sale or for personal use any recording of Company-produced audio or video tape presentations.

BLIND ADS

As independent contractors, Members are allowed to promote their business in any legal manner and may advertise without Company approval if they do not use the RBC name or trademark or make any medical or therapeutic claims regarding Company products.

--------------------------------------------------------------------------------
                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

RETAIL OUTLETS

RBC's products and promotional materials may not be sold or displayed for public (casual foot traffic) view in retail outlets. There are two exceptions to this rule:

1. Private clubs, such as health spas and figure salons.

2. "Appointment only" businesses, such as professional offices, beauty and nail salons.

However, in both of the above circumstances, the products may not be displayed in public view, such as in a window display, but only in a manner that is visible exclusively to clientele inside the place of business.

     For clarity, here are examples of retail outlets that definitely may not sell RBC products or display promotional materials: supermarket, drug stores, pharmacies, department stores, swap meets, flea markets or shopping mall booths. This policy, however, does not prevent a retail store owner from being an RBC Member.

     RBC is a person-to-person marketing company. Our business is not oriented to retail outlets. Any questions regarding the interpretation of this policy should be directed to Customer Service.

FAIRS AND TRADE SHOWS

Members may promote their business at fairs and trade shows. However, RBC products may not be shown or displayed with any other products. The Company reserves the right to approve any use of its name or trademarks, such as on signs and banners. Such approval should be secured before opening a show.

TELEPHONE ANSWERING

Members may not answer their telephone in any manner that would lead the caller to believe that he or she has reached the office of RBC.

INCOME REPRESENTATION

No Member will make any false or misleading statements regarding income potentials.

EXTRANEOUS MATERIALS AND PRODUCTS

Only RBC products and authorized promotional material may be sold or displayed at any RBC scheduled opportunity meeting, seminar or home demonstration.

MEDIA INQUIRIES

With increasing public interest in RBC, Members may be contacted by the media. When this happens, contact the RBC Marketing Department immediately. No Member is authorized to make any statements or comments to the media with reference to any or all of the Company's officers, products or procedures beyond what is approved by RBC or provided in press releases supplied by the Company. This policy is to assure accuracy and a consistent public image. Any variation of this policy or violation is grounds for immediate termination. No media advertising is authorized without prior written approval from the Company.

LIABILITY

Violation of any of the rules explained in this section, as with all other sections of these Policies and Procedures, is grounds for termination of the individual's Member status. The violator may also be liable for damages resulting from unauthorized use of RBC copyrights, trademarks and materials.





--------------------------------------------------------------------------------
(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

ORDERING PROCEDURES
ORDERING METHODS

BY MAIL

Use the "Member Purchase Order Form" (#8020) and Member price list to calculate your order. Fill out the form completely, adding the proper amounts for shipping/handling and sales tax. Mail your order to RBC with full payment included. Retain a copy for your records.

BY FAX

Fill out the purchase order form, adding the proper amount for shipping/handling and applicable sales tax. Include your credit card number and its expiration date in the payment block. You may send your order by fax to RBC, toll free, at fax number 800-835-2563.

BY TELEPHONE

You may order by phone "toll free" by calling 800-722-0444, Mon-Fri, 7:00 am to 7:00 pm, Sat., 9:00 am to 4:00 pm, CST. Please have your order ready and give ID number, proper shipping address, volume month and call the product by product number and quantity. Have your credit card number with its expiration date ready.

ORDER PAYMENTS

A. RBC will accept the following forms of payment for an order: Cash, Personal Check, Phone Check, Money Order, Visa, Mastercard or Discover.

B. Checks and Money Orders must be made payable to Royal BodyCare, Inc. in the full amount of the order, including applicable sales tax [unless you have submitted the "Sales Tax License Agreement Form" (#8073) with a copy of your current sales tax license] on the suggested retail price and applicable shipping/handling.

   1. Personal checks must be drawn on Member's account and neither be stale nor post-dated, and they must be pre-printed with the Member's name and address. If the personal check does not meet these requirements, the order will not be processed and Personal Volume will not be counted until payment is received.

   2. If a check is returned unpaid, RBC may immediately suspend payment privileges to use personal checks. A $15 Return Check Charge will automatically be debited from Member's account.

   3. Failure to promptly resolve a returned check is considered a breach of the Agreement. Any uncollected amount may be deducted from future Commissions, Rebates, and Bonuses.

   4. RBC authorizes your personal checks through a Check Guarantee Service. In the event an authorization is attempted and denied, the order cannot be accepted unless another acceptable form of payment is received.

C. Phone Check is a system which allows RBC to make a bank draft drawn against your checking account. The draft is treated like a check once RBC deposits it. Application forms for the Phone Check system can be ordered. The application must be signed by you and an officer of your bank, then returned to RBC with a voided check attached. RBC will notify you when your application has been approved. Phone Check orders take one additional day for processing. There is a $1.00 processing fee for Phone Check orders.

--------------------------------------------------------------------------------
                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

D. All Credit Card payments will be submitted to the credit card company for approval prior to processing the order. In the event that the credit card company refuses to authorize the full payment, RBC will notify the credit card holder. If the credit card payment cannot be resolved promptly, the order will not be processed and Personal Volume will not be counted until payment is received.

E. Credit Card charge-backs of payment(s) for RBC orders by you are not permitted and constitute a breach of the Member Application and Agreement and may result in termination of your membership.

F. C.O.D. orders will not be accepted.

SHIPPING AND HANDLING

   Our goal is to process your orders as quickly and efficiently as possible.

A. Your orders will be shipped via Fed Ex 3-day service. Other carriers may be used from time to time. You may request expedited shipping. The extra cost is easy to calculate-simply review the shipping calculation section on your purchase order form.

B. Your complete street address with a current phone number is required. RBC cannot ship to a P.O. Box.

C. The minimum shipping and handling charge for orders to be shipped from RBC directly is $5.

D. Orders are generally shipped within twenty four (24) hours of the time received, excluding holidays and weekends. RBC is not responsible for shipping delays, but we will do our best to ship your products quickly and accurately.

BACK ORDERS

A. We will expeditiously ship all products currently in stock. Any out-of-stock items (unless discontinued) will be placed on back order and shipped as soon as available. Personal Volume will be counted on back-ordered items unless you are notified on the invoice of the discontinuance of such a product.

B. Upon receipt of an invoice noting a back-ordered item, you may notify RBC to cancel the back order. This action will reduce your Personal Volume for the current Volume Month and credit your account. You may use this credit in ordering other products or request a refund.

CHECKING YOUR ORDER

A. When you receive your order, be sure to check the boxes thoroughly. Smaller items often shift to the bottom of the box which makes them difficult to see at first. Please do not discard the packing materials until they have been thoroughly searched. You must confirm that the product received matches the product listed on the shipping invoice. In the unlikely event that you cannot find an item that is listed on the invoice, you must notify us of the missing item within 10 days from date of shipment.

B. If you have such a claim, then follow the procedure for correcting a shipping discrepancy as outlined on the "Shipping Discrepancy/Damage Claim Form" (#8070 or #8071).

C. If you receive a notice that delivery has been attempted, please be sure to contact the carrier as soon as possible to arrange for delivery. If you do not claim the package, it will be shipped back to us.



--------------------------------------------------------------------------------
(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

ORDER VARIANCES AND ADJUSTMENTS

ORDERING ERRORS

Orders received which contain errors in pricing or addition and do not match the money remitted, will automatically be adjusted by the Home Office as follows:

1. When the order is underpaid, we will delete product until it more closely matches the amount remitted.

2. When the order is overpaid, you will receive a credit for the amount of the over payment. Any credit that is not used at the end of the month will be paid to you by the 14th of the following month.

To avoid unnecessary problems, please double-check your order before mailing or phoning it in.

DAMAGED SHIPMENTS

RBC uses the finest packing materials available and every effort is made to prevent damage. In the event damaged merchandise is received, you should follow these steps:

1.   Accept the delivery.

2. Document on the delivery receipt the number of damaged boxes and a description of them.

3.   Save the damaged products or boxes for inspection by the shipping agent.

4. Contact the Customer Service department at the Home Office and alert them to the problem. They will file a claim with the shipping company and tell you how to proceed.

5. If the damage is not immediately apparent and the carrier has already left, follow the same action described in the steps above.

LOST PRODUCTS

If you do not receive your order, our Customer Service department will trace your order for you. Products lost in shipment will be replaced. Upon notification from the carrier of non-delivery or from you that the delivery was not made, RBC will file a claim. The products will either be replaced, a credit applied or a refund check will be issued to you.

SHORT SHIPMENTS

If there is a discrepancy between the number of boxes received and the number listed on the invoice, allow three working days for the boxes to arrive. If you still have not received your complete order, you should notify the RBC Home Office.

GENERAL PROVISIONS

SELL OR ASSIGN

A. Members may sell or assign their membership only with the written consent of RBC, which will not unreasonably be withheld.

B.   The fee paid to RBC will be a minimum of $100.

WAIVER

     The failure of RBC to exercise any rights stated in the Policies & Procedures, Compensation Plan, or Member Application and Agreement (or to require strict compliance with any provision thereunder) will not constitute a waiver of RBC's right to demand compliance. Waiver by RBC can only be affected in writing by an officer of RBC.

JURISDICTION AND VENUE

     All disputes and claims relating to RBC, its Compensation Plan or its products, the rights and obligations of a Member and RBC, or any other claims or causes or action relating to the performance of either a Member or RBC, under the Agreement, or a Member's purchase of products shall be settled totally and finally by arbitration in Dallas, Texas or such other location as RBC prescribes, in accordance

--------------------------------------------------------------------------------
                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES
with the Federal Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association. There shall be one arbitrator, an attorney at law, who shall have expertise in business law transactions with preference being an attorney knowledgable in the direct sales industry, selected from the panel which the American Arbitration Association provides. Each party to the arbitration shall be responsible for its own costs and expenses of arbitration, including legal and filing fees. If a Member files a claim or counter-claim against RBC, a Member shall do so on an individual basis and not with any other Member or as part of a class action. The decision of the arbitrator shall be final and binding on the parties and may, if need be, be reduced to a judgment in any court of competent jurisdiction. This agreement of arbitration shall survive any termination or expiration of the Agreement.

     Notwithstanding the foregoing, the arbitrator shall have no jurisdiction over disputes relating to the ownership, validity or registration of any mark or other intellectual property or confidential information of RBC without RBC's prior written consent. RBC may seek any applicable remedy in any applicable forum with respect to these disputes and with respect to money owing to RBC. In addition to monetary damages, RBC may obtain injunctive relief against a Member for any violation of the Agreement, and for any violation or misuse of RBC's trademark, copyright or confidential information.

     Nothing in this policy shall prohibit RBC from applying to and obtaining from any court having jurisdiction a writ of attachment, a temporary injunction, preliminary injunction and/or other injunction or emergency relief available to safeguard and protect RBC's interest prior to the filing of or during or following any arbitration or other proceeding or pending the handing down of a decision or award in connection with any arbitration or other proceeding.

     The existence of any claim or cause or action of a Member against RBC, whether predicated on the Agreement or otherwise, shall not constitute a defense to RBC's enforcement of a Member's covenants and agreements contained in the Agreement of those separate agreements.

EXCLUSIVE RULES

A. The Policies & Procedures, Compensation Plan, RBC Member Application and Agreement, and the instruments and documents referred to herein, constitute the entire understanding of the parties with respect to the subject matter.

B. RBC may amend the Agreement, the Policies and Procedures, prices, company literature or the details of the Compensation Plan, without prior written notice, effective upon publication or transmittal of such amendment in official RBC publications, literature or other written or oral communication, as applicable.

C. If under any applicable and binding law or rule of any applicable jurisdiction, any provision of the Agreement, including these Policies and Procedures, or any specification, standard or operating procedures which RBC has prescribed is held to be invalid or unenforceable, RBC shall have the right to modify the invalid or unenforceable provision, specification, standard or operating procedure or any portion thereof to the extent required to be valid and enforceable. Member shall be bound by any such modification. The modification will be effective only in the jurisdiction in which it is required.

D. The obligations of a Member as to confidentially survive the termination of the Agreement.


--------------------------------------------------------------------------------
(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

DEFINITION OF TERMS

ACTIVE MEMBER

To be considered Active for the month, a Member must have Personal Volume (PV) of 70 or greater. Note that Preferred Customers are not considered Active Members under the Compensation Plan.

BONUS VOLUME (BV)

The value applied to each product on which we pay bonuses.

BONUS

Commissions paid to Members by the Company calculated as a percent of purchases by them and their Downline, plus commissions paid under the Car Bonus Program and Leadership Pool.

BREAK AWAY

A Member who qualifies to become a Director. The promotion to Director is effective the 1st day of the month following the Director Qualifying Month. At that time, the new Director and his/her personal group breaks away from the Personal Group of Upline Director, who then is eligible to receive a 5% bonus on the Group Bonus Volume of the new Director each month.

CAR BONUS:

The Car Bonus is based on the following table and is paid automatically in the third consecutive month a Member who is participating in the AutoShip program achieves a bonus check greater than $2,500 (based on U.S. dollars).

To receive the Car Bonus, the Member must have participated in the AutoShip program for at least three consecutive months. No contract or purchase is necessary.

Bonus Check                         Car Bonus
over   $  2,500                     $   250.00
over   $  5,000                     $   500.00
over   $  7,500                     $   750.00
over   $ 10,000                     $ 1,000.00

Once a Member qualifies for the Car Bonus by achieving a bonus check greater than $2500 for three consecutive months he/she will be paid each and every month that his/her bonus check exceeds the values in the table above.

COMPANY

The term Company as it is used throughout these policies and the literature means: Royal Bodycare, Inc., also referred to as RBC.

COMPRESSION

The entire Company Director Network is compressed into its most compact form. This unique feature assures that unqualified Directors in your Downline do not occupy Generations that would eliminate or reduce your Director Override Bonuses. This means that as the computer is paying you down Director Legs, it pays you on unqualified Directors but does not count them when determining depth.

This compression technique means that you will be paid for up to Six Qualified Generations deep (depending on your Position) no matter how many actual Levels deep it takes to get that number of Qualified Directors.

DIRECTOR DOWNLINE

Those Members in a Director's Downline who have attained the position of Director or above. Also referred to as Leadership Downline.

DIRECTOR EFFECTIVE MONTH

The month following the Director Qualifying Month is the Director Effective Month. He/She will begin earning as a Director from the first day of the Director Effective Month.

DIRECTOR LEG

A first level Director and his/her downline organization.

--------------------------------------------------------------------------------
                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

DIRECTOR OVERRIDE BONUS

The commission earned by a Director on the Group Bonus Volume of his/her Downline Directors.

DIRECTOR QUALIFYING MONTH

The month in which a Member achieves the required Group and Personal Volume and Sponsorship needed to become a Director.

MEMBER

A person or legal entity currently authorized to sell the Company's products and to participate in the Compensation Plan. Member is a general term referring to all authorized members as a group and individual members as well (regardless of position attained in the program).

DOWNLINE

All Members sponsored directly by a particular Member as well as those sponsored by other Members below that particular Member. For example: A sponsors B, who sponsors C, who sponsors D, who sponsors E, then B, C, D and E are all Downline from A.

GENERATIONS

Each generation is a separate Level of Qualified Directors in the Director Downline. The First Level of Qualified Directors in a Director Downline is the first generation.

GROUP OVERRIDE BONUS

The commission earned by you on purchases by Members in your Personal Group.

GROUP VOLUME (GV OR GROUP QUALIFICATION VOLUME)

The Volume amount of products purchased by a Member and his/her Personal Group within a given Volume Month. Group Volume excludes the Group Volume of Active Breakaway Directors.

INACTIVE MEMBER BYPASS (ROLL UP)

If Members do not Qualify for Rebates or Group Override Bonuses because their Personal Volume is below $70, their Personal Volume is assigned to the first Upline Member who has achieved $70 in Personal Volume.

If you have first-level Directors who are inactive and who have Volume under them who have sales, you will receive the Group Override Bonus on those Active Members and their Volume will count in your Group Volume.

LEVEL

The depth of a Member in a Downline, i.e. first level, second level, etc.

PAY LINE

All Directors contained in your Director Downline on which you are entitled to Director Override Bonuses that month.

PERFORMANCE QUALIFICATION

Performance Bonus Qualified Diamonds and Crown Directors are held to the highest level of loyalty to their Downline and to RBC. Performance qualification indicates more than attaining certain numbers of qualified Directors in one's Downline. Performance Qualification indicates a high level of leadership that is observable. It represents the best of the Royal BodyCare leaders. These special Directors continually provide service to the Downline group as well as loyalty to the Royal BodyCare way of life. This high rank carries with it the highest earnings potential because those who qualify have diligently worked to be their best, and they deserve the best from us in return.

--------------------------------------------------------------------------------
(C)1999 Royal BodyCare, Inc.
                                                           POLICIES & PROCEDURES

PERSONAL GROUP

Members in a Downline excluding those Members and their Personal Groups who have reached the position of Director.

PERSONAL VOLUME (PV)

The Volume amount of products purchased personally by a Member within a given Volume Month.

POSITION

The status or rank in the Compensation Plan that a Member has achieved.

QUALIFIED DIRECTOR

A Director is considered qualified in a month if he/she has Group Volume (GV) of $500 of which at least $100 is Personal Volume (PV). In addition, for purposes of Upline qualification and promotion, a Member in his/her Director Qualifying Month is considered a Qualified Director.

QUALIFICATION POINTS

See "Volume".

REBATES

The commissions returned to you on your own purchases which are based on your Position and the activity requirements you have achieved.

RETAIL PROFIT

The difference between the Wholesale Price you paid for products and the retail price you receive for the products when you sell at retail.

[PICTURE]

SPONSOR

A Member who officially enrolls another Member in the Company's program and is responsible for ensuring that the new Member gets a "good start" toward success in the program. The act of enrolling others is called sponsoring.

SUGGESTED RETAIL PRICE (SRP)

The recommended price for selling a particular product to retail customers. RBC recommends this price to provide consistent pricing by Members and as the basis for sals tax calculation.

UNENCUMBERED VOLUME

The Group Volume of a Member who is promoting to the position of either 3 Star or Director, that is not being used by another Downline Member who is also qualifying for promotion to the same Position in that month.

UPLINE

All Members above a Member in a sponsorship line going up to the Company.

VOLUME (OR QUALIFICATION VOLUME)

The value place on each commissionable product used for promotion and qualification. This equals wholesale volume in the U.S. (Sales aids are not commissionable unless so indicated in official RBC publications).

VOLUME MONTH

The month to which a purchase order is assigned for purposes of computing Commissions/Bonuses.

WHOLESALE PRICE (WHOLESALE)

The price of the products that is paid to the Company by Members.

--------------------------------------------------------------------------------
                                                    (C)1999 Royal BodyCare, Inc.
POLICIES & PROCEDURES

[ROYAL BODYCARE LOGO]                                                                          MEMBER AGREEMENT
Royal BodyCare, Inc. o P.O. Box 167008                                               INSTRUCTIONS: Fill out this form completely
o Irving, Texas 75016-7008                                                           and return original to the home office
MAIN PHONE: 972/401-0052 o MAIN FAX: 972/869-1974                                    within 7 days.
ORDER PHONE: 1-800-722-0444 o ORDER FAX: 1-800-835-2563
MEMBER SERVICES: 1-800-350-9497 o GLOBENET: 1-877-445-6236                            [ ] Please send FREE! information about
ROYAL EXPRESS (Automated Sign-up & Ordering): 1-800-870-5233                              how I can SAVE time and money with
FAX ON DEMAND: 415/273-3930 o INTERNET: www.rbcglobenet.com                               GlobeNet services!
                                                                                          8.9 cents Long Distance o Internet
                                                                                          Access o Personal Web Pages

APPLICANT INFORMATION  To expedite your order, please print neatly. Illegible orders cannot be processed.
------------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------       -------------------------------------------
     APPLICANT NAME (Last, First, Middle Initial)                                   SS. NO. OR TAX ID NO.

     ------------------------------------------------------------------------       -------------------------------------------
     CO-APPLICANT NAME (Last, First, Middle Initial)                                SOCIAL SECURITY NO.

     --------------------------------------------------------------------------------------------------------------------------
     ADDRESS
                                                                                                      -
     --------------------------------------------------------------------------------------------------------------------------
     CITY                                                                STATE      ZIP CODE

     ---------------------------------     ---------------------------------     ---------------------------------
     DAY TELEPHONE NO.                     EVENING TELEPHONE NO.                 FAX NO.
------------------------------------------------------------------------------------------------------------------------------------

SPONSOR INFORMATION  To expedite your order, please print neatly. Illegible orders cannot be processed.
------------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------     ---------------------------------
     SPONSOR NAME (Last, First, Middle Initial)                                               SPONSOR ID NO.

     --------------------------------------------------------------------------------------------------------------------------
     ADDRESS
                                                                                                      -
     --------------------------------------------------------------------------------------------------------------------------
     CITY                                                                STATE      ZIP CODE

     ---------------------------------     ---------------------------------     ---------------------------------
     DAY TELEPHONE NO.                     EVENING TELEPHONE NO.                 FAX NO.
------------------------------------------------------------------------------------------------------------------------------------

CHECK ALL THAT APPLY                                                             MEMBER AGREEMENT
-----------------------------------------------------------------------          ---------------------------------------------------
     [ ]  This agreement has already been submitted by:                           I have read, understood and willingly accept the
               Fax         Telephone         Internet                             terms and conditions of this agreement. (see
            ---         ---               ---                                     reverse)

     [ ]  I have purchased a Kit from my Sponsor.                                ---------------------------------------------------
          Proof of purchase is attached.                                         Signature                                 Date

     [ ]  I prefer a __ Member Kit ($15) OR __ Director Kit ($49)
          (Price includes shipping, handling and tax. Kit is necessary           ---------------------------------------------------
           for membership)                                                       Signature                                 Date
-----------------------------------------------------------------------          ---------------------------------------------------

METHOD OF PAYMENT
------------------------------------------------------------------------------------------------------------------------------------

[ ] Visa       [ ] Mastercard      [ ] Discover      [ ] Check (check number: _______)

Card Number:                                                                                   Expiration Date:
           -----------------------------------------------------------------------------------                 ---------------------

Cardholder Name:
                --------------------------------------------------------------------------------------------------------------------

Cardholder Signature:
                     ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RBC OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------

     Processed by:                                                       [ ]  Member Kit Purchase - $15 (shipping & tax included)
                  -------------------------------------------------
                                                                         [ ]  Director Kit Purchase - $49 (shipping & tax included)

     New Member ID:                                                      Order #                         Ship Date:
                   ------------------------------------------------             ------------------------           ----------------
------------------------------------------------------------------------------------------------------------------------------------
